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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 23, 2005

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-23377               13-3699013
----------------------------   ----------------------   ----------------------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                 Identification Number)


     1 Rockefeller Plaza, Suite 400 New York, New York        10020-2002
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           (Address of Principal Executive Offices)           (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On June 23, 2005, the Board of Directors of the registrant approved the payment of cash incentive awards to the following executive officers of the registrant in the following amounts: Jerome Dansker - $80,000; Lowell S. Dansker - $40,000; and Lawrence G. Bergman - $20,000. These amounts will be paid to the executive officers by Intervest Mortgage Corporation, a wholly-owned subsidiary of the registrant.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM  5.03  AMENDMENTS  TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

On June 23, 2005, the Board of Directors of the registrant approved an amendment to the Bylaws of the registrant. The bylaws were amended to: provide that the Board of Directors may elect a Chief Executive Officer; describe the powers and authorities of the Chief Executive Officer; and revise the powers and authorities of the President.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits

     Exhibit No.  Description

        3.1       Bylaws, as amended

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INTERVEST  BANCSHARES  CORPORATION



Date: June 28, 2005                 By:  /s/ Jerome Dansker
                                         --------------------------------------
                                         JEROME DANSKER,
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                          (Principal Executive Officer)



Date: June 28, 2005                 By:  /s/ Lowell S. Dansker
                                         --------------------------------------
                                         LOWELL S. DANSKER,
                                         VICE CHAIRMAN, PRESIDENT AND TREASURER
                                         (Principal  Financial  Officer)


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                                INDEX TO EXHIBITS

Exhibit No.  Description
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3.1          Bylaws, as amended.